UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04186

John Hancock Income Securities Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Income Securities Trust
Closed-end fixed income
Ticker: JHS
October 31, 2024

John Hancock
Income Securities Trust

2	Your fund at a glance
5	Management’s discussion of fund performance
6	A look at performance
8	Fund’s investments
34	Financial statements
38	Financial highlights
39	Notes to financial statements
48	Report of independent registered public accounting firm
49	Tax information
50	Investment objective, principal investment strategies, and principal risks
53	Additional information
55	Evaluation of advisory and subadvisory agreements by the Board of Trustees
61	Trustees and Officers
66	More information
1	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2024 (%)

The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds rallied sharply
Increased expectations for an interest rate cut from the U.S. Federal Reserve (Fed), which eventually occurred in September, led to a broad decline in U.S. bond yields and strong returns for bonds.
Corporate bonds led the market’s advance
High-yield and investment-grade corporate bonds delivered strong returns, while U.S. Treasury securities and asset-backed securities underperformed.
A strong fund return
The fund posted a robust return in terms of both net asset value and market price, led by its corporate and mortgage-backed bond holdings.
PORTFOLIO COMPOSITION AS OF 10/31/2024 (% of total investments)

QUALITY COMPOSITION AS OF 10/31/2024 (% of total investments)

3	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-24 and do not reflect subsequent downgrades or upgrades, if any.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	4

Management’s discussion of fund performance
How did the U.S. bond market perform for the 12 months ended October 31, 2024?
U.S. bonds posted double-digit gains for the 12-month period. Much of the bond market’s overall advance occurred during the first two months of the period, when softer economic data and declining inflation boosted investor expectations that the Fed would soon be lowering interest rates. This resulted in the best two-month period of performance for the U.S. bond market in more than three decades. Over the remainder of the period, bond yields fluctuated along with changing expectations for a Fed rate cut as inflation continued to decelerate but U.S. economic growth remained resilient. The Fed eventually delivered a larger-than-expected interest rate cut in September 2024, lowering the federal funds rate to 5%. For the 12-month period, U.S. bond yields declined broadly, with short-term bond yields falling the most. Sector performance was uniformly positive, led by high-yield and investment-grade corporate bonds, while asset-backed securities and U.S. Treasury securities lagged.
How did the fund perform?
The fund produced gains in both net asset value and market price. Declining bond yields, which led to higher bond prices, contributed the most to the fund’s overall return, and the fund’s leverage amplified those price gains. From a sector allocation perspective, the fund’s holdings of investment-grade corporate bonds contributed the most to fund performance. Government agency mortgage-backed securities, the largest sector weighting in the portfolio, were also significant contributors to the fund’s total return. A small position in high-yield corporate bonds had an outsized positive impact on fund performance as well.
On the downside, the fund’s holdings of U.S. Treasury securities detracted modestly from overall performance during the 12-month period. A position in Total Play Telecommunicaciones SA de CV also detracted from performance.
MANAGED BY

Jeffrey N. Given, CFA
Howard C. Greene, CFA
Conner Minnaar, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
5	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2024

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	15.30	0.07	2.68	0.37	30.31
At Market price	21.28	0.16	3.11	0.82	35.86
Bloomberg U.S. Government/Credit Index	10.23	-0.13	1.65	-0.64	17.79
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	6

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Income Securities Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Government/Credit Index.
The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
7	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Fund’s investments
AS OF 10-31-24
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 70.2% (42.9% of Total investments)				$99,013,773
(Cost $101,440,800)
U.S. Government 10.7%				15,017,967
U.S. Treasury
Bond (A)(B)	4.000	11-15-42	1,154,000	1,076,105
Bond	4.125	08-15-44	583,000	547,473
Bond (A)(B)	4.625	05-15-54	1,838,000	1,880,791
Note (A)(B)	3.500	09-30-29	3,206,000	3,113,577
Note	3.625	09-30-31	34,000	32,783
Note	3.750	04-15-26	205,000	203,615
Note (A)(B)	3.875	04-30-25	3,000,000	2,991,375
Note (A)(B)	3.875	08-15-34	306,000	296,055
Note (A)(B)	4.250	10-15-25	3,300,000	3,297,886
Note	4.250	03-15-27	102,000	102,267
Note (A)(B)	4.250	06-30-29	1,203,000	1,207,182
Note (A)(B)	4.375	08-15-26	268,000	268,858
U.S. Government Agency 59.5%				83,995,806
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru (B)	4.500	01-01-38	1,614,495	1,587,234
30 Yr Pass Thru (B)	3.500	07-01-46	310,804	285,118
30 Yr Pass Thru (B)	3.500	10-01-46	289,007	262,142
30 Yr Pass Thru (B)	3.500	12-01-46	124,620	114,165
30 Yr Pass Thru	3.500	02-01-47	707,392	647,383
30 Yr Pass Thru (B)	3.500	11-01-48	1,311,406	1,199,337
30 Yr Pass Thru (B)	4.000	05-01-52	740,712	693,093
30 Yr Pass Thru (B)	4.500	07-01-52	229,220	219,240
30 Yr Pass Thru (B)	4.500	07-01-52	1,989,622	1,902,998
30 Yr Pass Thru (B)	4.500	08-01-52	133,665	128,305
30 Yr Pass Thru (B)	4.500	08-01-52	657,709	629,690
30 Yr Pass Thru (B)	4.500	08-01-52	549,569	526,157
30 Yr Pass Thru (B)	4.500	09-01-52	350,638	335,372
30 Yr Pass Thru (B)	4.500	09-01-52	383,160	367,795
30 Yr Pass Thru (B)	4.500	09-01-52	3,311,980	3,170,889
30 Yr Pass Thru (B)	5.000	07-01-52	990,628	969,940
30 Yr Pass Thru (B)	5.000	07-01-52	912,229	894,062
30 Yr Pass Thru (B)	5.000	08-01-52	871,732	850,198
30 Yr Pass Thru (B)	5.000	08-01-52	680,992	664,856
30 Yr Pass Thru (B)	5.000	10-01-52	773,477	756,841
30 Yr Pass Thru (B)	5.000	11-01-52	1,664,922	1,634,316
30 Yr Pass Thru	5.000	12-01-52	1,013,388	988,741
30 Yr Pass Thru (B)	5.000	02-01-53	378,563	368,646
30 Yr Pass Thru (B)	5.000	02-01-53	1,410,480	1,378,821
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	8

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (B)	5.000	04-01-53	629,733	$617,370
30 Yr Pass Thru (B)	5.000	05-01-53	1,439,124	1,410,869
30 Yr Pass Thru (B)	5.500	09-01-52	956,311	956,859
30 Yr Pass Thru (B)	5.500	11-01-52	1,879,572	1,880,649
30 Yr Pass Thru (B)	5.500	11-01-52	2,010,646	2,006,771
30 Yr Pass Thru (B)	5.500	02-01-53	857,840	858,332
30 Yr Pass Thru (B)	5.500	02-01-53	866,778	864,837
30 Yr Pass Thru (B)	5.500	03-01-53	690,820	690,568
30 Yr Pass Thru (B)	5.500	04-01-53	764,714	765,152
30 Yr Pass Thru	5.500	04-01-53	533,041	528,849
30 Yr Pass Thru (B)	5.500	06-01-53	926,059	925,201
30 Yr Pass Thru (B)	5.500	06-01-53	886,298	885,698
30 Yr Pass Thru (B)	5.500	06-01-53	705,809	705,331
30 Yr Pass Thru (B)	5.500	07-01-53	1,012,367	1,013,042
30 Yr Pass Thru (B)	5.500	07-01-53	718,959	717,529
30 Yr Pass Thru (B)	5.500	07-01-53	708,129	706,322
30 Yr Pass Thru (B)	5.500	12-01-53	572,503	571,212
30 Yr Pass Thru (B)	6.000	04-01-53	873,342	886,931
30 Yr Pass Thru (B)	6.000	05-01-53	688,603	699,318
30 Yr Pass Thru (B)	6.000	08-01-53	686,588	698,559
30 Yr Pass Thru (B)	6.000	09-01-53	917,095	931,366
30 Yr Pass Thru (B)	6.000	10-01-53	641,937	649,518
30 Yr Pass Thru (B)	6.000	11-01-53	681,100	692,166
30 Yr Pass Thru (B)	6.000	11-01-53	693,453	709,010
30 Yr Pass Thru (B)	6.000	03-01-54	660,559	671,240
30 Yr Pass Thru (B)	6.500	09-01-53	710,607	731,756
30 Yr Pass Thru (B)	6.500	10-01-53	723,432	742,928
Federal National Mortgage Association
30 Yr Pass Thru	3.500	12-01-42	916,016	848,123
30 Yr Pass Thru (B)	3.500	01-01-43	1,011,319	937,775
30 Yr Pass Thru (B)	3.500	04-01-45	349,585	320,087
30 Yr Pass Thru (B)	3.500	11-01-46	683,437	624,701
30 Yr Pass Thru (B)	3.500	07-01-47	724,886	662,361
30 Yr Pass Thru (B)	3.500	07-01-47	683,771	626,502
30 Yr Pass Thru (B)	3.500	11-01-47	299,955	273,989
30 Yr Pass Thru (B)	3.500	09-01-49	150,289	135,917
30 Yr Pass Thru (B)	3.500	03-01-50	374,564	338,159
30 Yr Pass Thru (B)	4.000	09-01-41	248,727	236,232
30 Yr Pass Thru (B)	4.000	01-01-49	649,460	607,758
30 Yr Pass Thru (B)	4.000	07-01-49	141,424	132,785
30 Yr Pass Thru (B)	4.000	08-01-49	285,765	268,220
30 Yr Pass Thru (B)	4.000	02-01-50	233,184	218,358
30 Yr Pass Thru (B)	4.000	03-01-51	744,323	697,926
30 Yr Pass Thru (B)	4.000	08-01-51	503,744	472,973
9	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (B)	4.000	10-01-51	1,009,029	$942,979
30 Yr Pass Thru (B)	4.000	04-01-52	95,523	89,271
30 Yr Pass Thru	4.000	06-01-52	981,558	914,468
30 Yr Pass Thru (B)	4.000	06-01-52	1,015,054	945,675
30 Yr Pass Thru (B)	4.000	06-01-52	818,715	766,146
30 Yr Pass Thru (B)	4.000	07-01-52	396,048	369,968
30 Yr Pass Thru (B)	4.500	06-01-52	408,861	391,571
30 Yr Pass Thru (B)	4.500	06-01-52	944,878	903,740
30 Yr Pass Thru (B)	4.500	08-01-52	468,539	446,236
30 Yr Pass Thru (B)	4.500	08-01-52	104,431	100,243
30 Yr Pass Thru (B)	4.500	08-01-52	774,574	737,704
30 Yr Pass Thru	4.500	09-01-52	647,904	622,935
30 Yr Pass Thru (B)	5.000	06-01-52	633,759	621,713
30 Yr Pass Thru (B)	5.000	08-01-52	1,183,963	1,156,426
30 Yr Pass Thru (B)	5.000	10-01-52	1,454,163	1,422,341
30 Yr Pass Thru (B)	5.000	10-01-52	744,434	729,586
30 Yr Pass Thru (B)	5.000	11-01-52	2,672,580	2,619,274
30 Yr Pass Thru (B)	5.000	12-01-52	693,377	679,547
30 Yr Pass Thru	5.000	03-01-53	1,060,420	1,037,613
30 Yr Pass Thru (B)	5.500	01-01-53	1,837,296	1,833,756
30 Yr Pass Thru (B)	5.500	02-01-53	839,133	839,876
30 Yr Pass Thru	5.500	03-01-53	667,290	667,046
30 Yr Pass Thru (B)	5.500	04-01-53	1,648,381	1,642,114
30 Yr Pass Thru (B)	5.500	05-01-53	979,104	976,605
30 Yr Pass Thru	5.500	05-01-53	1,173,111	1,173,783
30 Yr Pass Thru (B)	5.500	05-01-53	970,562	969,905
30 Yr Pass Thru (B)	5.500	05-01-53	686,510	686,474
30 Yr Pass Thru (B)	5.500	05-01-54	585,013	582,606
30 Yr Pass Thru (B)	6.000	05-01-53	674,286	686,885
30 Yr Pass Thru (B)	6.000	07-01-53	673,337	682,552
30 Yr Pass Thru (B)	6.000	08-01-53	827,804	836,255
30 Yr Pass Thru (B)	6.000	08-01-53	651,778	659,475
30 Yr Pass Thru	6.500	04-01-53	702,992	726,330
30 Yr Pass Thru (B)	6.500	05-01-53	564,299	579,013
30 Yr Pass Thru	6.500	08-01-53	695,935	719,257
30 Yr Pass Thru (B)	6.500	08-01-53	724,779	747,935
30 Yr Pass Thru (B)	6.500	09-01-53	714,293	735,552
30 Yr Pass Thru (B)	6.500	10-01-53	637,120	656,102

30 Yr Pass Thru (B)	6.500	11-01-53	582,557	602,261
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	10

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 68.7% (42.1% of Total investments)				$97,004,647
(Cost $97,737,632)
Communication services 4.1%				5,801,774
Diversified telecommunication services 0.9%
AT&T, Inc.	2.750	06-01-31	491,000	431,320
AT&T, Inc.	3.550	09-15-55	484,000	335,965
C&W Senior Finance, Ltd. (C)	6.875	09-15-27	200,000	198,017
GCI LLC (C)	4.750	10-15-28	208,000	196,304
Total Play Telecomunicaciones SA de CV (C)	6.375	09-20-28	216,000	120,926
Entertainment 0.6%
WarnerMedia Holdings, Inc. (A)(B)	4.279	03-15-32	867,000	759,781
WMG Acquisition Corp. (C)	3.875	07-15-30	102,000	93,922
Interactive media and services 0.0%
Match Group Holdings II LLC (C)	3.625	10-01-31	67,000	58,700
Media 1.5%
Charter Communications Operating LLC	2.800	04-01-31	191,000	160,683
Charter Communications Operating LLC	4.200	03-15-28	228,000	219,706
Charter Communications Operating LLC	6.384	10-23-35	338,000	338,131
Midcontinent Communications (C)	8.000	08-15-32	201,000	204,585
News Corp. (C)	3.875	05-15-29	166,000	154,481
Paramount Global	4.200	05-19-32	78,000	67,972
Paramount Global	4.375	03-15-43	161,000	116,024
Paramount Global	4.950	05-19-50	328,000	244,539
Sirius XM Radio, Inc. (C)	4.000	07-15-28	179,000	167,234
TCI Communications, Inc. (B)	7.875	02-15-26	415,000	431,194
Wireless telecommunication services 1.1%
T-Mobile USA, Inc. (B)	3.875	04-15-30	798,000	757,877
T-Mobile USA, Inc. (B)	4.850	01-15-29	230,000	230,319
T-Mobile USA, Inc. (B)	5.375	04-15-27	135,000	135,927
Vodafone Group PLC	5.625	02-10-53	143,000	139,357
Vodafone Group PLC (7.000% to 4-4-29, then 5 Year U.S. Swap Rate + 4.873% to 4-4-49, then 5 Year U.S. Swap Rate + 5.623%)	7.000	04-04-79	228,000	238,810
Consumer discretionary 6.6%				9,255,322
Automobiles 3.2%
BMW US Capital LLC (B)(C)	4.650	08-13-29	116,000	114,779
Ford Motor Company	6.100	08-19-32	238,000	239,006
Ford Motor Company	9.625	04-22-30	390,000	452,437
Ford Motor Credit Company LLC	4.000	11-13-30	624,000	563,500
Ford Motor Credit Company LLC	5.113	05-03-29	440,000	428,248
Ford Motor Credit Company LLC	5.800	03-08-29	287,000	287,286
Ford Motor Credit Company LLC	6.054	11-05-31	245,000	245,000
Ford Motor Credit Company LLC	6.125	03-08-34	502,000	496,989
11	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
General Motors Financial Company, Inc. (B)	5.850	04-06-30	670,000	$687,097
General Motors Financial Company, Inc. (A)(B)	5.950	04-04-34	174,000	177,435
Hyundai Capital America (B)(C)	5.300	01-08-29	109,000	109,832
Hyundai Capital America (B)(C)	5.680	06-26-28	229,000	233,794
Mercedes-Benz Finance North America LLC (B)(C)	4.800	08-01-29	150,000	149,232
Nissan Motor Acceptance Company LLC (B)(C)	6.950	09-15-26	260,000	265,773
Broadline retail 0.3%
Kohl’s Corp. (A)(B)	4.625	05-01-31	128,000	106,152
Macy’s Retail Holdings LLC (A)(B)(C)	5.875	04-01-29	101,000	98,690
Macy’s Retail Holdings LLC (A)(B)(C)	5.875	03-15-30	91,000	88,011
Macy’s Retail Holdings LLC (A)(B)(C)	6.125	03-15-32	156,000	149,051
Diversified consumer services 0.0%
Service Corp. International	5.750	10-15-32	43,000	42,240
Hotels, restaurants and leisure 1.7%
Booking Holdings, Inc. (B)	4.625	04-13-30	270,000	269,127
Caesars Entertainment, Inc. (C)	6.000	10-15-32	244,000	238,004
Caesars Entertainment, Inc. (C)	6.500	02-15-32	99,000	100,397
Full House Resorts, Inc. (C)	8.250	02-15-28	100,000	99,819
Hilton Grand Vacations Borrower Escrow LLC (C)	5.000	06-01-29	185,000	173,136
Hilton Grand Vacations Borrower Escrow LLC (C)	6.625	01-15-32	191,000	191,047
Jacobs Entertainment, Inc. (C)	6.750	02-15-29	77,000	75,788
MGM Resorts International	4.750	10-15-28	332,000	320,932
Midwest Gaming Borrower LLC (C)	4.875	05-01-29	210,000	198,248
Mohegan Tribal Gaming Authority (C)	8.000	02-01-26	173,000	171,836
Resorts World Las Vegas LLC (A)(B)(C)	4.625	04-16-29	200,000	176,208
Royal Caribbean Cruises, Ltd. (C)	5.625	09-30-31	87,000	86,645
Royal Caribbean Cruises, Ltd. (C)	6.000	02-01-33	162,000	162,995
Royal Caribbean Cruises, Ltd. (C)	6.250	03-15-32	50,000	50,976
Travel + Leisure Company (C)	4.625	03-01-30	91,000	84,840
Household durables 0.3%
Brookfield Residential Properties, Inc. (C)	5.000	06-15-29	117,000	110,608
Century Communities, Inc. (C)	3.875	08-15-29	157,000	142,808
KB Home	4.000	06-15-31	178,000	160,914
Newell Brands, Inc. (D)	6.375	05-15-30	37,000	37,169
Newell Brands, Inc. (D)	6.625	05-15-32	38,000	38,110
Leisure products 0.1%
Brunswick Corp. (B)	5.850	03-18-29	95,000	96,712
Specialty retail 0.8%
Asbury Automotive Group, Inc. (C)	4.625	11-15-29	55,000	51,498
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
Asbury Automotive Group, Inc.	4.750	03-01-30	165,000	$155,273
AutoNation, Inc. (A)(B)	4.750	06-01-30	244,000	237,702
Group 1 Automotive, Inc. (C)	4.000	08-15-28	107,000	100,456
Lithia Motors, Inc. (C)	3.875	06-01-29	80,000	73,417
Lithia Motors, Inc. (C)	4.375	01-15-31	80,000	73,203
Lithia Motors, Inc. (C)	4.625	12-15-27	40,000	38,813
The Michaels Companies, Inc. (C)	5.250	05-01-28	253,000	182,056
The Michaels Companies, Inc. (C)	7.875	05-01-29	234,000	123,404
Velocity Vehicle Group LLC (C)	8.000	06-01-29	49,000	50,484
Textiles, apparel and luxury goods 0.2%
Tapestry, Inc. (B)	7.700	11-27-30	135,000	137,795
Tapestry, Inc. (A)(B)	7.850	11-27-33	108,000	110,350
Consumer staples 1.0%				1,378,717
Consumer staples distribution and retail 0.1%
Performance Food Group, Inc. (C)	6.125	09-15-32	65,000	65,272
Food products 0.9%
Fiesta Purchaser, Inc. (C)	7.875	03-01-31	34,000	35,656
JBS USA LUX SA (B)	5.500	01-15-30	45,000	44,908
JBS USA LUX SA (A)(B)	5.750	04-01-33	384,000	387,849
Kraft Heinz Foods Company	5.000	06-04-42	139,000	129,357
MARB BondCo PLC (C)	3.950	01-29-31	299,000	258,570
NBM US Holdings, Inc. (C)	6.625	08-06-29	298,000	297,243
Pilgrim’s Pride Corp.	6.250	07-01-33	154,000	159,862
Energy 11.0%				15,602,682
Oil, gas and consumable fuels 11.0%
Aker BP ASA (C)	5.800	10-01-54	150,000	140,504
Aker BP ASA (C)	6.000	06-13-33	245,000	250,266
Antero Midstream Partners LP (C)	5.375	06-15-29	182,000	177,260
Antero Midstream Partners LP (C)	6.625	02-01-32	143,000	144,588
Antero Resources Corp. (C)	5.375	03-01-30	69,000	67,004
Ascent Resources Utica Holdings LLC (C)	5.875	06-30-29	237,000	228,952
Ascent Resources Utica Holdings LLC (C)	6.625	10-15-32	60,000	59,431
Blue Racer Midstream LLC (C)	7.000	07-15-29	43,000	44,112
Blue Racer Midstream LLC (C)	7.250	07-15-32	21,000	21,693
Cheniere Energy Partners LP	4.000	03-01-31	362,000	334,692
Cheniere Energy Partners LP	5.950	06-30-33	232,000	238,599
Civitas Resources, Inc. (C)	8.625	11-01-30	111,000	116,613
Columbia Pipelines Holding Company LLC (C)	5.681	01-15-34	173,000	172,618
Columbia Pipelines Operating Company LLC (B)(C)	5.927	08-15-30	87,000	90,408
13	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Columbia Pipelines Operating Company LLC (C)	6.036	11-15-33	280,000	$289,957
Continental Resources, Inc.	4.900	06-01-44	162,000	134,015
Continental Resources, Inc. (B)(C)	5.750	01-15-31	299,000	299,334
Diamondback Energy, Inc.	5.750	04-18-54	242,000	235,062
Enbridge, Inc. (5.500% to 7-15-27, then 3 month CME Term SOFR + 3.680% to 7-15-47, then 3 month CME Term SOFR + 4.430%)	5.500	07-15-77	340,000	329,817
Enbridge, Inc. (5.750% to 7-15-30, then 5 Year CMT + 5.314% to 7-15-50, then 5 Year CMT + 6.064%)	5.750	07-15-80	347,000	337,251
Enbridge, Inc. (6.250% to 3-1-28, then 3 month CME Term SOFR + 3.903% to 3-1-48, then 3 month CME Term SOFR + 4.653%)	6.250	03-01-78	306,000	300,332
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%)	8.500	01-15-84	144,000	159,990
Energean Israel Finance, Ltd. (C)	5.375	03-30-28	79,000	71,104
Energean Israel Finance, Ltd. (C)	5.875	03-30-31	138,000	117,700
Energy Transfer LP	5.150	03-15-45	345,000	307,887
Energy Transfer LP (B)	5.250	04-15-29	263,000	265,326
Energy Transfer LP (B)	5.250	07-01-29	145,000	146,440
Energy Transfer LP	5.400	10-01-47	250,000	228,578
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (E)	6.500	11-15-26	488,000	486,462
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (A)(B)(E)	7.125	05-15-30	381,000	387,290
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month CME Term SOFR + 3.295%)	5.250	08-16-77	580,000	569,799
EQM Midstream Partners LP (C)	6.375	04-01-29	70,000	71,090
EQM Midstream Partners LP (C)	7.500	06-01-30	48,000	51,620
Expand Energy Corp.	4.750	02-01-32	98,000	92,101
Global Partners LP (C)	8.250	01-15-32	51,000	52,044
Hess Midstream Operations LP (C)	4.250	02-15-30	59,000	55,091
Hess Midstream Operations LP (C)	5.500	10-15-30	25,000	24,427
Hess Midstream Operations LP (C)	6.500	06-01-29	44,000	44,730
Howard Midstream Energy Partners LLC (C)	7.375	07-15-32	27,000	27,546
Kinder Morgan Energy Partners LP	7.750	03-15-32	142,000	162,689
Leviathan Bond, Ltd. (C)	6.500	06-30-27	327,000	309,665
Leviathan Bond, Ltd. (C)	6.750	06-30-30	64,000	58,689
Matador Resources Company (C)	6.250	04-15-33	98,000	95,906
MC Brazil Downstream Trading SARL (C)	7.250	06-30-31	195,581	165,703
MPLX LP (B)	4.250	12-01-27	170,000	167,225
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	14

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
MPLX LP	4.950	09-01-32	149,000	$145,547
MPLX LP	5.000	03-01-33	152,000	147,876
Occidental Petroleum Corp.	5.375	01-01-32	96,000	94,783
Occidental Petroleum Corp.	6.050	10-01-54	241,000	233,567
Occidental Petroleum Corp.	6.450	09-15-36	262,000	270,948
Occidental Petroleum Corp.	6.600	03-15-46	126,000	129,033
Occidental Petroleum Corp.	6.625	09-01-30	678,000	712,924
Occidental Petroleum Corp.	8.500	07-15-27	405,000	434,180
ONEOK, Inc. (B)	5.650	11-01-28	109,000	111,931
ONEOK, Inc.	6.050	09-01-33	242,000	251,868
ONEOK, Inc.	6.625	09-01-53	260,000	280,170
Ovintiv, Inc.	6.250	07-15-33	132,000	136,133
Ovintiv, Inc.	7.200	11-01-31	41,000	44,660
Parkland Corp. (C)	4.500	10-01-29	133,000	123,555
Parkland Corp. (C)	4.625	05-01-30	132,000	121,325
Parkland Corp. (C)	6.625	08-15-32	67,000	66,860
Petroleos Mexicanos	7.690	01-23-50	233,000	180,791
Sabine Pass Liquefaction LLC (B)	4.500	05-15-30	416,000	404,624
Sunoco LP	4.500	04-30-30	196,000	183,941
Sunoco LP (C)	7.000	05-01-29	137,000	141,326
Sunoco LP (C)	7.250	05-01-32	137,000	142,621
Talos Production, Inc. (C)	9.000	02-01-29	22,000	22,658
Talos Production, Inc. (C)	9.375	02-01-31	28,000	28,829
Targa Resources Corp.	5.500	02-15-35	245,000	244,457
Targa Resources Corp. (B)	6.150	03-01-29	222,000	231,783
Targa Resources Partners LP	4.000	01-15-32	267,000	244,662
The Williams Companies, Inc.	4.650	08-15-32	186,000	179,634
The Williams Companies, Inc. (B)	4.800	11-15-29	126,000	125,282
Var Energi ASA (C)	8.000	11-15-32	512,000	581,517
Venture Global Calcasieu Pass LLC (C)	3.875	08-15-29	72,000	66,387
Venture Global Calcasieu Pass LLC (C)	4.125	08-15-31	119,000	108,461
Venture Global LNG, Inc. (C)	7.000	01-15-30	132,000	132,815
Venture Global LNG, Inc. (9.000% to 9-30-29, then 5 Year CMT + 5.440%) (C)(E)	9.000	09-30-29	250,000	249,981
Venture Global LNG, Inc. (C)	9.500	02-01-29	229,000	253,115
Vital Energy, Inc. (A)(B)(C)	7.875	04-15-32	94,000	90,336
Western Midstream Operating LP (B)	4.050	02-01-30	234,000	219,839
Western Midstream Operating LP	5.450	11-15-34	118,000	115,071
Whistler Pipeline LLC (B)(C)	5.400	09-30-29	96,000	96,420
Whistler Pipeline LLC (C)	5.700	09-30-31	120,000	121,162
15	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials 20.9%				$29,438,394
Banks 12.8%
Banco Santander SA (A)(B)	4.379	04-12-28	287,000	281,195
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%)	3.846	03-08-37	340,000	304,721
Bank of America Corp. (4.571% to 4-27-32, then Overnight SOFR + 1.830%) (B)	4.571	04-27-33	198,000	190,782
Bank of America Corp. (5.015% to 7-22-32, then Overnight SOFR + 2.160%) (B)	5.015	07-22-33	965,000	958,512
Bank of America Corp. (5.425% to 8-15-34, then Overnight SOFR + 1.913%)	5.425	08-15-35	246,000	242,334
Bank of America Corp. (6.204% to 11-10-27, then Overnight SOFR + 1.990%) (B)	6.204	11-10-28	309,000	321,294
Bank of Montreal (7.700% to 5-26-29, then 5 Year CMT + 3.452%) (B)	7.700	05-26-84	328,000	343,036
Barclays PLC (7.385% to 11-2-27, then 1 Year CMT + 3.300%) (B)	7.385	11-02-28	435,000	462,951
Barclays PLC (8.000% to 9-15-29, then 5 Year CMT + 5.431%) (E)	8.000	03-15-29	274,000	283,209
BNP Paribas SA (5.497% to 5-20-29, then Overnight SOFR + 1.590%) (B)(C)	5.497	05-20-30	201,000	203,832
Citibank NA (B)	5.488	12-04-26	430,000	438,159
Citigroup, Inc. (4.700% to 1-30-25, then Overnight SOFR + 3.234%) (E)	4.700	01-30-25	356,000	353,687
Citigroup, Inc. (6.174% to 5-25-33, then Overnight SOFR + 2.661%)	6.174	05-25-34	288,000	298,454
Citigroup, Inc. (6.250% to 8-15-26, then 3 month CME Term SOFR + 4.779%) (E)	6.250	08-15-26	525,000	531,295
Citigroup, Inc. (6.270% to 11-17-32, then Overnight SOFR + 2.338%)	6.270	11-17-33	150,000	159,729
Citizens Financial Group, Inc. (5.718% to 7-23-31, then Overnight SOFR + 1.910%)	5.718	07-23-32	199,000	200,884
Comerica, Inc. (5.982% to 1-30-29, then Overnight SOFR + 2.155%) (A)(B)	5.982	01-30-30	151,000	152,983
Credit Agricole SA (5.335% to 1-10-29, then Overnight SOFR + 1.690%) (B)(C)	5.335	01-10-30	440,000	444,271
Credit Agricole SA (6.316% to 10-3-28, then Overnight SOFR + 1.860%) (B)(C)	6.316	10-03-29	281,000	293,835
Fifth Third Bancorp (3 month CME Term SOFR + 3.295%) (E)(F)	7.898	12-01-24	173,000	172,300
Huntington Bancshares, Inc. (6.208% to 8-21-28, then Overnight SOFR + 2.020%) (B)	6.208	08-21-29	163,000	169,160
JPMorgan Chase & Co. (4.452% to 12-5-28, then 3 month CME Term SOFR + 1.592%) (B)	4.452	12-05-29	115,000	113,146
JPMorgan Chase & Co. (4.912% to 7-25-32, then Overnight SOFR + 2.080%) (B)	4.912	07-25-33	345,000	341,583
JPMorgan Chase & Co. (4.995% to 7-22-29, then Overnight SOFR + 1.125%) (B)	4.995	07-22-30	244,000	244,784
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (5.012% to 1-23-29, then Overnight SOFR + 1.310%) (B)	5.012	01-23-30	260,000	$261,020
JPMorgan Chase & Co. (5.294% to 7-22-34, then Overnight SOFR + 1.460%) (B)	5.294	07-22-35	242,000	243,353
JPMorgan Chase & Co. (5.581% to 4-22-29, then Overnight SOFR + 1.160%) (B)	5.581	04-22-30	169,000	173,355
JPMorgan Chase & Co. (5.717% to 9-14-32, then Overnight SOFR + 2.580%)	5.717	09-14-33	355,000	365,505
JPMorgan Chase & Co. (B)	8.750	09-01-30	375,000	446,656
Lloyds Banking Group PLC (6.750% to 9-27-31, then 5 Year CMT + 3.150%) (E)	6.750	09-27-31	200,000	191,784
M&T Bank Corp. (5.125% to 11-1-26, then 3 month CME Term SOFR + 3.782%) (E)	5.125	11-01-26	141,000	138,855
NatWest Group PLC (5.516% to 9-30-27, then 1 Year CMT + 2.270%) (B)	5.516	09-30-28	342,000	347,268
NatWest Group PLC (6.000% to 6-29-26, then 5 Year CMT + 5.625%) (E)	6.000	12-29-25	393,000	392,215
NatWest Group PLC (8.125% to 5-10-34, then 5 Year CMT + 3.752%) (E)	8.125	11-10-33	200,000	214,313
Popular, Inc.	7.250	03-13-28	218,000	225,844
Regions Financial Corp. (5.502% to 9-6-34, then Overnight SOFR + 2.060%)	5.502	09-06-35	235,000	232,869
Regions Financial Corp. (5.722% to 6-6-29, then Overnight SOFR + 1.490%)	5.722	06-06-30	255,000	258,873
Santander Holdings USA, Inc. (B)	4.400	07-13-27	395,000	389,493
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (C)(E)	5.375	11-18-30	269,000	227,979
Societe Generale SA (5.634% to 1-19-29, then 1 Year CMT + 1.750%) (B)(C)	5.634	01-19-30	200,000	201,390
The PNC Financial Services Group, Inc. (5.582% to 6-12-28, then Overnight SOFR + 1.841%) (B)	5.582	06-12-29	431,000	440,488
The PNC Financial Services Group, Inc. (5.939% to 8-18-33, then Overnight SOFR + 1.946%) (B)	5.939	08-18-34	201,000	210,655
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (A)(B)(E)	6.200	09-15-27	355,000	357,967
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (A)(B)(E)	6.250	03-15-30	216,000	216,237
The PNC Financial Services Group, Inc. (3 month CME Term SOFR + 3.302%) (E)(F)	8.317	12-02-24	224,000	224,545
Truist Financial Corp. (5.153% to 8-5-31, then Overnight SOFR + 1.571%)	5.153	08-05-32	234,000	232,282
Truist Financial Corp. (5.435% to 1-24-29, then Overnight SOFR + 1.620%)	5.435	01-24-30	290,000	293,479
Truist Financial Corp. (5.867% to 6-8-33, then Overnight SOFR + 2.361%)	5.867	06-08-34	256,000	263,246
17	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Truist Financial Corp. (7.161% to 10-30-28, then Overnight SOFR + 2.446%) (B)	7.161	10-30-29	683,000	$732,176
U.S. Bancorp (5.384% to 1-23-29, then Overnight SOFR + 1.560%) (B)	5.384	01-23-30	153,000	155,450
U.S. Bancorp (5.836% to 6-10-33, then Overnight SOFR + 2.260%) (A)(B)	5.836	06-12-34	287,000	296,765
U.S. Bancorp (6.787% to 10-26-26, then Overnight SOFR + 1.880%) (B)	6.787	10-26-27	272,000	282,310
Wachovia Corp. (B)	7.574	08-01-26	465,000	485,710
Wells Fargo & Company (4.808% to 7-25-27, then Overnight SOFR + 1.980%) (B)	4.808	07-25-28	621,000	620,317
Wells Fargo & Company (4.897% to 7-25-32, then Overnight SOFR + 2.100%)	4.897	07-25-33	438,000	429,769
Wells Fargo & Company (5.198% to 1-23-29, then Overnight SOFR + 1.500%)	5.198	01-23-30	396,000	399,937
Wells Fargo & Company (6.491% to 10-23-33, then Overnight SOFR + 2.060%)	6.491	10-23-34	560,000	605,099
Capital markets 4.5%
Ares Capital Corp. (B)	5.875	03-01-29	161,000	162,168
Ares Capital Corp. (B)	7.000	01-15-27	325,000	335,858
Ares Strategic Income Fund (A)(B)(C)	5.600	02-15-30	180,000	175,647
Ares Strategic Income Fund (B)(C)	6.350	08-15-29	74,000	74,529
Blackstone Private Credit Fund (B)	4.000	01-15-29	154,000	145,115
Blackstone Private Credit Fund (B)(C)	5.250	04-01-30	187,000	181,026
Blackstone Private Credit Fund (B)(C)	5.950	07-16-29	97,000	97,474
Blackstone Private Credit Fund (B)	7.050	09-29-25	445,000	452,204
Blackstone Private Credit Fund (B)(C)	7.300	11-27-28	241,000	252,957
Blackstone Secured Lending Fund (B)	5.350	04-13-28	179,000	177,703
Deutsche Bank AG (6.720% to 1-18-28, then Overnight SOFR + 3.180%) (B)	6.720	01-18-29	205,000	213,632
Deutsche Bank AG (6.819% to 11-20-28, then Overnight SOFR + 2.510%) (B)	6.819	11-20-29	171,000	180,252
Deutsche Bank AG (7.079% to 11-10-32, then Overnight SOFR + 3.650%) (B)	7.079	02-10-34	265,000	277,976
Jefferies Financial Group, Inc. (B)	5.875	07-21-28	205,000	210,724
Jefferies Financial Group, Inc.	6.200	04-14-34	199,000	207,198
Lazard Group LLC (B)	4.375	03-11-29	230,000	224,559
Macquarie Group, Ltd. (5.033% to 1-15-29, then 3 month CME Term SOFR + 2.012%) (C)	5.033	01-15-30	230,000	229,906
Morgan Stanley (5.173% to 1-16-29, then Overnight SOFR + 1.450%) (B)	5.173	01-16-30	394,000	397,406
Morgan Stanley (5.320% to 7-19-34, then Overnight SOFR + 1.555%) (B)	5.320	07-19-35	189,000	189,712
Morgan Stanley (5.948% to 1-19-33, then 5 Year CMT + 2.430%)	5.948	01-19-38	531,000	540,811
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	18

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
MSCI, Inc. (C)	3.625	11-01-31	305,000	$275,352
The Bank of New York Mellon Corp. (4.975% to 3-14-29, then Overnight SOFR + 1.085%) (B)	4.975	03-14-30	146,000	147,058
The Charles Schwab Corp. (5.643% to 5-19-28, then Overnight SOFR + 2.210%) (B)	5.643	05-19-29	100,000	102,523
The Charles Schwab Corp. (5.853% to 5-19-33, then Overnight SOFR + 2.500%) (B)	5.853	05-19-34	139,000	144,633
The Charles Schwab Corp. (6.196% to 11-17-28, then Overnight SOFR + 1.878%) (B)	6.196	11-17-29	276,000	289,914
The Goldman Sachs Group, Inc. (6.484% to 10-24-28, then Overnight SOFR + 1.770%) (B)	6.484	10-24-29	345,000	363,994
UBS Group AG (5.428% to 2-8-29, then 1 Year CMT + 1.520%) (C)	5.428	02-08-30	209,000	211,968
Consumer finance 0.6%
Ally Financial, Inc. (6.184% to 7-26-34, then Overnight SOFR + 2.290%)	6.184	07-26-35	150,000	149,716
Ally Financial, Inc.	8.000	11-01-31	195,000	216,968
Enova International, Inc. (C)	9.125	08-01-29	58,000	59,540
OneMain Finance Corp.	9.000	01-15-29	96,000	101,712
Trust Fibra Uno (C)	7.375	02-13-34	233,000	231,261
Financial services 0.8%
Apollo Debt Solutions BDC (B)(C)	6.900	04-13-29	328,000	334,913
Block, Inc.	3.500	06-01-31	96,000	85,100
Corebridge Financial, Inc. (6.875% to 12-15-27, then 5 Year CMT + 3.846%)	6.875	12-15-52	112,000	114,639
Enact Holdings, Inc. (B)	6.250	05-28-29	242,000	246,685
Macquarie Airfinance Holdings, Ltd. (C)	5.150	03-17-30	54,000	52,854
Nationstar Mortgage Holdings, Inc. (C)	5.125	12-15-30	71,000	66,468
Nationstar Mortgage Holdings, Inc. (C)	5.500	08-15-28	147,000	143,440
Sixth Street Lending Partners (B)(C)	5.750	01-15-30	113,000	110,179
Insurance 2.1%
American National Group, Inc. (B)	5.750	10-01-29	85,000	85,215
AmWINS Group, Inc. (C)	6.375	02-15-29	86,000	86,424
Athene Global Funding (B)(C)	4.721	10-08-29	135,000	132,543
Athene Holding, Ltd.	5.875	01-15-34	135,000	137,449
Baldwin Insurance Group Holdings LLC (C)	7.125	05-15-31	66,000	67,314
CNA Financial Corp. (B)	3.900	05-01-29	150,000	144,420
CNO Financial Group, Inc. (B)	5.250	05-30-29	384,000	381,938
CNO Financial Group, Inc.	6.450	06-15-34	121,000	124,624
19	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Global Atlantic Financial Company (4.700% to 10-15-26, then 5 Year CMT + 3.796%) (C)	4.700	10-15-51	163,000	$156,348
Global Atlantic Financial Company (7.950% to 10-15-29, then 5 Year CMT + 3.608%) (C)	7.950	10-15-54	68,000	70,556
Liberty Mutual Group, Inc. (4.125% to 12-15-26, then 5 Year CMT + 3.315%) (C)	4.125	12-15-51	203,000	191,561
MassMutual Global Funding II (B)(C)	4.350	09-17-31	200,000	193,646
MetLife, Inc. (6.400% to 12-15-36, then 3 month CME Term SOFR + 2.467%)	6.400	12-15-36	355,000	370,600
Panther Escrow Issuer LLC (C)	7.125	06-01-31	258,000	264,161
SBL Holdings, Inc. (C)	5.000	02-18-31	275,000	245,463
Teachers Insurance & Annuity Association of America (B)(C)	4.270	05-15-47	430,000	355,304
Mortgage real estate investment trusts 0.1%
Starwood Property Trust, Inc. (C)	6.000	04-15-30	158,000	154,875
Starwood Property Trust, Inc. (C)	7.250	04-01-29	36,000	36,839
Health care 3.4%				4,779,294
Biotechnology 0.8%
Amgen, Inc. (B)	5.250	03-02-30	276,000	281,528
Amgen, Inc. (A)(B)	5.250	03-02-33	537,000	542,543
Regeneron Pharmaceuticals, Inc. (A)(B)	1.750	09-15-30	284,000	238,543
Health care equipment and supplies 0.5%
Solventum Corp. (B)(C)	5.400	03-01-29	204,000	206,597
Solventum Corp. (C)	5.450	03-13-31	392,000	395,293
Varex Imaging Corp. (C)	7.875	10-15-27	104,000	105,700
Health care providers and services 1.0%
AdaptHealth LLC (C)	5.125	03-01-30	64,000	58,631
Centene Corp.	4.250	12-15-27	70,000	67,709
Concentra Escrow Issuer Corp. (C)	6.875	07-15-32	31,000	31,811
DaVita, Inc. (C)	4.625	06-01-30	435,000	400,469
HCA, Inc.	5.450	04-01-31	193,000	195,154
HCA, Inc.	5.500	06-01-33	230,000	231,018
Horizon Mutual Holdings, Inc. (C)	6.200	11-15-34	238,000	237,367
Humana, Inc.	5.875	03-01-33	195,000	198,916
Life sciences tools and services 0.2%
Thermo Fisher Scientific, Inc. (B)	4.977	08-10-30	299,000	303,831
Pharmaceuticals 0.9%
Endo Finance Holdings, Inc. (A)(B)(C)	8.500	04-15-31	104,000	111,199
IQVIA, Inc. (B)	6.250	02-01-29	137,000	142,666
Royalty Pharma PLC (B)	5.150	09-02-29	113,000	113,685
Viatris, Inc.	2.700	06-22-30	380,000	329,760
Viatris, Inc.	4.000	06-22-50	849,000	586,874
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	20

	Rate (%)	Maturity date	Par value^	Value
Industrials 8.3%				$11,709,612
Aerospace and defense 0.4%
AAR Escrow Issuer LLC (C)	6.750	03-15-29	56,000	57,244
Embraer Netherlands Finance BV (C)	7.000	07-28-30	225,000	238,408
Huntington Ingalls Industries, Inc. (B)	4.200	05-01-30	190,000	181,233
The Boeing Company (B)(C)	6.298	05-01-29	91,000	94,249
Building products 0.6%
Builders FirstSource, Inc. (C)	4.250	02-01-32	225,000	201,282
Builders FirstSource, Inc. (C)	6.375	06-15-32	135,000	135,763
Builders FirstSource, Inc. (C)	6.375	03-01-34	199,000	200,604
Owens Corning (B)	3.500	02-15-30	61,000	56,774
Owens Corning (A)(B)	5.700	06-15-34	245,000	252,298
Commercial services and supplies 0.3%
Allied Universal Holdco LLC (C)	7.875	02-15-31	291,000	296,143
Cimpress PLC (C)	7.375	09-15-32	150,000	147,674
Construction and engineering 0.6%
Arcosa, Inc. (C)	6.875	08-15-32	29,000	29,765
CIMIC Finance USA Pty, Ltd. (C)	7.000	03-25-34	133,000	139,650
Global Infrastructure Solutions, Inc. (C)	5.625	06-01-29	200,000	195,013
MasTec, Inc. (B)(C)	4.500	08-15-28	147,000	141,897
MasTec, Inc. (B)	5.900	06-15-29	131,000	133,898
Quanta Services, Inc.	5.250	08-09-34	121,000	120,131
Williams Scotsman, Inc. (C)	6.625	06-15-29	80,000	81,214
Electrical equipment 0.3%
EMRLD Borrower LP (C)	6.625	12-15-30	242,000	246,120
Regal Rexnord Corp.	6.400	04-15-33	155,000	161,951
Ground transportation 0.3%
Uber Technologies, Inc. (B)(C)	4.500	08-15-29	320,000	310,605
Uber Technologies, Inc.	4.800	09-15-34	71,000	68,828
Watco Companies LLC (C)	7.125	08-01-32	69,000	71,142
Machinery 0.2%
Flowserve Corp.	3.500	10-01-30	184,000	168,175
JB Poindexter & Company, Inc. (C)	8.750	12-15-31	95,000	99,673
Terex Corp. (C)	6.250	10-15-32	35,000	34,838
Passenger airlines 3.8%
Air Canada 2020-1 Class C Pass Through Trust (C)	10.500	07-15-26	233,000	248,728
American Airlines 2014-1 Class A Pass Through Trust (B)	3.700	10-01-26	93,627	90,763
American Airlines 2015-1 Class A Pass Through Trust (B)	3.375	05-01-27	568,074	546,825
American Airlines 2016-1 Class A Pass Through Trust (B)	4.100	01-15-28	255,788	242,005
American Airlines 2016-1 Class AA Pass Through Trust (B)	3.575	01-15-28	63,180	60,878
21	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Passenger airlines (continued)
American Airlines 2016-3 Class A Pass Through Trust (B)	3.250	10-15-28	29,892	$27,272
American Airlines 2017-1 Class A Pass Through Trust (B)	4.000	02-15-29	124,556	117,147
American Airlines 2017-1 Class AA Pass Through Trust (B)	3.650	02-15-29	191,625	183,583
American Airlines 2017-2 Class A Pass Through Trust (B)	3.600	10-15-29	154,921	141,528
American Airlines 2019-1 Class A Pass Through Trust (B)	3.500	02-15-32	278,155	245,970
American Airlines 2019-1 Class AA Pass Through Trust (B)	3.150	02-15-32	195,766	179,398
American Airlines 2019-1 Class B Pass Through Trust	3.850	02-15-28	72,482	67,865
American Airlines 2021-1 Class A Pass Through Trust (B)	2.875	07-11-34	208,904	181,435
American Airlines 2021-1 Class B Pass Through Trust (B)	3.950	07-11-30	227,140	210,601
American Airlines, Inc. (A)(B)(C)	7.250	02-15-28	166,000	168,730
British Airways 2018-1 Class A Pass Through Trust (B)(C)	4.125	09-20-31	85,949	80,184
British Airways 2020-1 Class A Pass Through Trust (B)(C)	4.250	11-15-32	90,243	85,951
British Airways 2020-1 Class B Pass Through Trust (B)(C)	8.375	11-15-28	49,471	51,260
Delta Air Lines, Inc. (A)(B)	4.375	04-19-28	250,000	244,351
Delta Air Lines, Inc. (B)(C)	4.750	10-20-28	332,848	329,136
JetBlue 2019-1 Class AA Pass Through Trust (B)	2.750	05-15-32	214,828	188,409
United Airlines 2016-1 Class A Pass Through Trust (B)	3.450	07-07-28	259,194	239,018
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	82,664	81,258
United Airlines 2019-1 Class A Pass Through Trust (B)	4.550	08-25-31	199,094	180,368
United Airlines 2020-1 Class A Pass Through Trust (B)	5.875	10-15-27	324,822	332,109
United Airlines 2023-1 Class A Pass Through Trust (B)	5.800	01-15-36	268,856	276,357
United Airlines 2024-1 Class A Pass Through Trust (A)(B)	5.875	02-15-37	192,000	198,638
United Airlines 2024-1 Class AA Pass Through Trust	5.450	02-15-37	209,000	212,070
United Airlines, Inc. (C)	4.625	04-15-29	64,000	61,255
Professional services 0.2%
Amentum Holdings, Inc. (C)	7.250	08-01-32	20,000	20,715
Concentrix Corp. (B)	6.600	08-02-28	266,000	269,519
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	22

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors 1.6%
AerCap Ireland Capital DAC (A)(B)	3.300	01-30-32	423,000	$371,922
AerCap Ireland Capital DAC	6.450	04-15-27	405,000	419,267
Air Lease Corp. (B)	5.100	03-01-29	165,000	166,097
Air Lease Corp. (B)	5.850	12-15-27	290,000	298,493
Ashtead Capital, Inc. (C)	5.550	05-30-33	200,000	199,189
Ashtead Capital, Inc. (C)	5.950	10-15-33	540,000	552,264
Beacon Roofing Supply, Inc. (A)(B)(C)	4.125	05-15-29	98,000	91,116
BlueLinx Holdings, Inc. (C)	6.000	11-15-29	190,000	183,366
Information technology 3.7%				5,251,872
Electronic equipment, instruments and components 0.0%
Flex, Ltd.	5.250	01-15-32	69,000	68,388
IT services 0.2%
Gartner, Inc. (B)(C)	4.500	07-01-28	287,000	280,036
Semiconductors and semiconductor equipment 2.0%
Broadcom, Inc. (C)	3.469	04-15-34	118,000	102,982
Broadcom, Inc.	4.550	02-15-32	93,000	89,940
Broadcom, Inc. (B)	4.750	04-15-29	825,000	822,730
Foundry JV Holdco LLC (C)	5.875	01-25-34	239,000	237,107
Micron Technology, Inc.	5.300	01-15-31	154,000	155,137
Micron Technology, Inc. (B)	5.327	02-06-29	264,000	267,359
Micron Technology, Inc.	5.875	02-09-33	140,000	144,792
Micron Technology, Inc. (B)	6.750	11-01-29	693,000	743,818
Qorvo, Inc. (C)	3.375	04-01-31	95,000	82,624
Qorvo, Inc. (A)(B)	4.375	10-15-29	129,000	121,627
Software 1.0%
Atlassian Corp. (B)	5.250	05-15-29	140,000	141,779
Consensus Cloud Solutions, Inc. (C)	6.500	10-15-28	119,000	117,861
Oracle Corp.	5.550	02-06-53	371,000	362,439
Oracle Corp.	6.250	11-09-32	595,000	638,333
Rocket Software, Inc. (C)	9.000	11-28-28	109,000	113,546
Technology hardware, storage and peripherals 0.5%
CDW LLC (B)	5.100	03-01-30	75,000	74,551
CDW LLC	5.550	08-22-34	100,000	99,494
Dell International LLC (B)	5.300	10-01-29	94,000	95,577
Dell International LLC (A)(B)	5.400	04-15-34	486,000	491,752
Materials 2.0%				2,803,841
Chemicals 0.3%
Braskem Netherlands Finance BV (C)	4.500	01-31-30	361,000	313,872
Sasol Financing USA LLC	5.500	03-18-31	158,000	136,309
23	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Construction materials 0.4%
Cemex SAB de CV (A)(B)(C)	3.875	07-11-31	255,000	$227,696
Cemex SAB de CV (A)(B)(C)	5.200	09-17-30	256,000	251,026
Summit Materials LLC (C)	7.250	01-15-31	52,000	54,026
Containers and packaging 0.4%
Clydesdale Acquisition Holdings, Inc. (C)	6.875	01-15-30	163,000	165,374
Graphic Packaging International LLC (C)	3.500	03-01-29	165,000	150,584
Owens-Brockway Glass Container, Inc. (A)(B)(C)	7.250	05-15-31	196,000	192,771
Metals and mining 0.8%
Alcoa Nederland Holding BV (C)	7.125	03-15-31	55,000	57,346
Arsenal AIC Parent LLC (C)	8.000	10-01-30	92,000	96,703
Freeport-McMoRan, Inc. (B)	4.250	03-01-30	278,000	265,890
Freeport-McMoRan, Inc.	5.400	11-14-34	196,000	196,133
Freeport-McMoRan, Inc.	5.450	03-15-43	323,000	309,985
Novelis Corp. (C)	4.750	01-30-30	228,000	213,605
Paper and forest products 0.1%
Glatfelter Corp. (C)	7.250	11-15-31	174,000	172,521
Real estate 1.7%				2,434,530
Residential REITs 0.1%
American Homes 4 Rent LP (B)	4.250	02-15-28	154,000	150,738
Specialized REITs 1.6%
American Tower Corp. (B)	5.200	02-15-29	830,000	839,398
American Tower Trust I (B)(C)	5.490	03-15-28	300,000	303,352
GLP Capital LP	4.000	01-15-30	121,000	112,366
GLP Capital LP	6.750	12-01-33	90,000	96,148
Iron Mountain Information Management Services, Inc. (C)	5.000	07-15-32	54,000	50,895
Iron Mountain, Inc. (C)	5.250	07-15-30	130,000	125,693
SBA Tower Trust (B)(C)	6.599	01-15-28	96,000	98,091
VICI Properties LP (C)	3.875	02-15-29	151,000	142,085
VICI Properties LP (C)	4.625	12-01-29	279,000	268,001
VICI Properties LP	5.125	05-15-32	253,000	247,763
Utilities 6.0%				8,548,609
Electric utilities 3.5%
American Electric Power Company, Inc. (A)(B)	5.625	03-01-33	94,000	95,984
Atlantica Transmision Sur SA (C)	6.875	04-30-43	226,400	243,732
Constellation Energy Generation LLC	6.125	01-15-34	81,000	86,439
Constellation Energy Generation LLC	6.500	10-01-53	138,000	151,840
Dominion Energy South Carolina, Inc. (B)	5.300	05-15-33	160,000	161,516
Duke Energy Corp. (A)(B)	5.750	09-15-33	278,000	288,425
Electricite de France SA (B)(C)	5.650	04-22-29	319,000	327,209
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	24

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
FirstEnergy Corp.	3.400	03-01-50	72,000	$50,582
Georgia Power Company (B)	4.950	05-17-33	144,000	143,603
Monongahela Power Company (B)(C)	5.400	12-15-43	50,000	48,030
NextEra Energy Capital Holdings, Inc.	5.000	07-15-32	90,000	89,815
NextEra Energy Capital Holdings, Inc. (6.700% to 9-1-29, then 5 Year CMT + 2.364%)	6.700	09-01-54	109,000	111,942
NRG Energy, Inc. (C)	3.625	02-15-31	132,000	116,866
NRG Energy, Inc. (C)	3.875	02-15-32	291,000	258,428
NRG Energy, Inc. (B)(C)	4.450	06-15-29	194,000	186,383
NRG Energy, Inc.	5.750	01-15-28	250,000	250,136
NRG Energy, Inc. (C)	5.750	07-15-29	201,000	198,340
NRG Energy, Inc. (C)	6.000	02-01-33	126,000	125,303
NRG Energy, Inc. (C)	6.250	11-01-34	126,000	125,867
NRG Energy, Inc. (C)	7.000	03-15-33	240,000	260,427
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (C)(E)	10.250	03-15-28	189,000	208,580
Pacific Gas & Electric Company	4.950	07-01-50	117,000	102,605
Pacific Gas & Electric Company (A)(B)	5.800	05-15-34	179,000	184,086
PG&E Corp. (7.375% to 3-15-30, then 5 Year CMT + 3.883%)	7.375	03-15-55	223,000	230,341
Progress Energy, Inc.	7.750	03-01-31	470,000	537,022
The Southern Company	5.200	06-15-33	83,000	83,342
The Southern Company	5.700	03-15-34	209,000	217,257
Gas utilities 0.0%
AltaGas, Ltd. (7.200% to 10-15-34, then 5 Year CMT + 3.573%) (C)	7.200	10-15-54	86,000	86,214
Independent power and renewable electricity producers 1.4%
AES Panama Generation Holdings SRL (C)	4.375	05-31-30	224,876	198,565
Alpha Generation LLC (C)	6.750	10-15-32	89,000	90,250
Lightning Power LLC (C)	7.250	08-15-32	114,000	118,599
NextEra Energy Operating Partners LP (C)	3.875	10-15-26	193,000	186,058
NextEra Energy Operating Partners LP (C)	4.500	09-15-27	110,000	105,601
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (C)(E)	8.000	10-15-26	74,000	76,010
Vistra Operations Company LLC (B)(C)	3.700	01-30-27	486,000	472,258
Vistra Operations Company LLC (B)(C)	4.300	07-15-29	441,000	423,049
Vistra Operations Company LLC (C)	6.875	04-15-32	96,000	99,269
Vistra Operations Company LLC (C)	6.950	10-15-33	213,000	232,480
Multi-utilities 1.1%
CenterPoint Energy, Inc. (6.850% to 2-15-35, then 5 Year CMT + 2.946%) (A)(B)	6.850	02-15-55	74,000	75,854
CenterPoint Energy, Inc. (7.000% to 2-15-30, then 5 Year CMT + 3.254%)	7.000	02-15-55	266,000	272,012
Cheniere Energy, Inc.	5.650	04-15-34	107,000	107,681
25	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Multi-utilities (continued)
Dominion Energy, Inc. (6.875% to 2-1-30, then 5 Year CMT + 2.386%)	6.875	02-01-55	171,000	$178,923
Dominion Energy, Inc. (7.000% to 6-1-34, then 5 Year CMT + 2.511%)	7.000	06-01-54	78,000	82,992
NiSource, Inc.	5.350	04-01-34	165,000	165,513
NiSource, Inc.	5.400	06-30-33	115,000	116,212
Sempra	5.500	08-01-33	224,000	228,583
Sempra (6.400% to 10-1-34, then 5 Year CMT + 2.632%) (A)(B)	6.400	10-01-54	176,000	175,380

Sempra (6.875% to 10-1-29, then 5 Year CMT + 2.789%)	6.875	10-01-54	170,000	173,006
Municipal bonds 0.1% (0.1% of Total investments)				$131,196
(Cost $176,000)
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	176,000	131,196
Term loans (G) 0.0% (0.0% of Total investments)				$81,017
(Cost $80,573)
Health care 0.0%				81,017
Pharmaceuticals 0.0%

Endo Finance Holdings, Inc., 2024 Term Loan B (1 month CME Term SOFR + 4.500%)	9.245	04-23-31	81,000	81,017
Collateralized mortgage obligations 9.7% (5.9% of Total investments)				$13,693,120
(Cost $16,884,092)
Commercial and residential 8.2%				11,615,850
Angel Oak Mortgage Trust LLC
Series 2024-3, Class A1 (4.800% to 2-1-28, then 5.800% thereafter) (C)	4.800	11-26-68	172,133	169,420
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ENM (C)(H)	3.719	11-05-32	175,000	68,220
Barclays Commercial Mortgage Trust
Series 2019-C5, Class A2	3.043	11-15-52	64,969	64,732
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	155,000	148,211
Series 2024-5C29, Class A3	5.208	09-15-57	63,000	63,386
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	96,690	95,443
BRAVO Residential Funding Trust
Series 2023-NQM7, Class A2 (7.383% to 10-1-27, then 8.383% thereafter) (C)	7.383	09-25-63	589,525	598,796
BX Trust
Series 2022-CLS, Class A (C)	5.760	10-13-27	221,000	219,687
Citigroup Commercial Mortgage Trust
Series 2023-SMRT, Class A (C)(H)	5.820	10-12-40	177,000	180,352
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.436	05-10-51	3,783,430	49,819
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	26

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (C)(H)	4.394	08-10-30	340,000	$283,513
Ellington Financial Mortgage Trust
Series 2022-4, Class A1 (5.900% to 12-1-26, then 6.900% thereafter) (C)	5.900	09-25-67	359,162	360,093
Series 2023-1, Class A1 (5.732% to 1-1-27, then 6.732% thereafter) (C)	5.732	02-25-68	390,635	389,884
GCAT Trust
Series 2023-NQM2, Class A1 (5.837% to 1-1-27, then 6.837% thereafter) (C)	5.837	11-25-67	391,732	390,800
Series 2023-NQM3, Class A1 (6.889% to 9-1-27, then 7.889% thereafter) (C)	6.889	08-25-68	366,929	371,579
GS Mortgage-Backed Securities Trust
Series 2023-CCM1, Class A1 (C)(H)	6.650	08-25-53	360,862	363,018
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (C)	0.350	05-19-37	2,114,971	35,127
Series 2007-4, Class ES IO	0.350	07-19-47	2,159,387	28,406
Series 2007-6, Class ES IO (C)	0.343	08-19-37	2,302,878	29,821
Imperial Fund Mortgage Trust
Series 2023-NQM1, Class A1 (5.941% to 1-1-27, then 6.941% thereafter) (C)	5.941	02-25-68	358,494	358,534
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class AFX (C)	2.812	01-16-37	195,000	173,550
Natixis Commercial Mortgage Securities Trust
Series 2018-ALXA, Class C (C)(H)	4.316	01-15-43	175,000	153,446
New Residential Mortgage Loan Trust
Series 2022-NQM4, Class A1 (5.000% to 6-1-26, then 6.000% thereafter) (C)	5.000	06-25-62	489,661	485,684
Series 2023-NQM1, Class A1A (6.864% to 9-1-27, then 7.864% thereafter) (C)	6.864	10-25-63	404,794	409,584
NXPT Commercial Mortgage Trust
Series 2024-STOR, Class A (C)(H)	4.455	11-05-41	115,000	110,386
OBX Trust
Series 2022-NQM7, Class A1 (5.110% to 8-1-26, then 6.110% thereafter) (C)	5.110	08-25-62	469,702	466,686
Series 2023-NQM5, Class A1A (6.567% to 6-1-27, then 7.567% thereafter) (C)	6.567	06-25-63	345,562	349,277
Series 2024-NQM11, Class A2 (C)	6.128	06-25-64	575,507	577,909
ROCK Trust
Series 2024-CNTR, Class A (C)	5.388	11-13-41	163,000	162,321
Series 2024-CNTR, Class D (C)	7.109	11-13-41	229,000	231,483
Starwood Mortgage Residential Trust
Series 2022-4, Class A1 (5.192% to 6-1-26, then 6.192% thereafter) (C)	5.192	05-25-67	374,658	372,592
Towd Point Mortgage Trust
Series 2019-1, Class A1 (C)(H)	3.750	03-25-58	108,175	104,035
Series 2024-4, Class A1A (C)(H)	4.381	10-27-64	100,000	96,908
Verus Securitization Trust
27	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2023-2, Class A1 (6.193% to 3-1-27, then 7.193% thereafter) (C)	6.193	03-25-68	361,370	$362,533
Series 2023-5, Class A1 (6.476% to 6-1-27, then 7.476% thereafter) (C)	6.476	06-25-68	337,123	340,247
Series 2023-6, Class A1 (6.665% to 9-1-27, then 7.665% thereafter) (C)	6.665	09-25-68	407,476	411,312
Series 2023-8, Class A2 (6.664% to 12-1-27, then 7.664% thereafter) (C)	6.664	12-25-68	407,418	411,012
Series 2023-INV1, Class A1 (5.999% to 2-1-27, then 6.999% thereafter) (C)	5.999	02-25-68	1,491,192	1,495,972
Series 2024-1, Class A3 (6.118% to 1-1-28, then 7.118% thereafter) (C)	6.118	01-25-69	631,505	632,072
U.S. Government Agency 1.5%				2,077,270
Government National Mortgage Association
Series 2012-114, Class IO	0.627	01-16-53	419,407	6,484
Series 2016-174, Class IO	0.892	11-16-56	614,311	25,508
Series 2017-109, Class IO	0.229	04-16-57	743,082	10,443
Series 2017-124, Class IO	0.627	01-16-59	626,305	21,304
Series 2017-135, Class IO	0.714	10-16-58	1,132,459	39,786
Series 2017-140, Class IO	0.486	02-16-59	559,547	16,006
Series 2017-20, Class IO	0.522	12-16-58	1,261,022	29,127
Series 2017-22, Class IO	0.749	12-16-57	352,066	12,596
Series 2017-46, Class IO	0.651	11-16-57	932,913	34,365
Series 2017-61, Class IO	0.701	05-16-59	410,899	14,685
Series 2017-74, Class IO	0.425	09-16-58	1,112,328	20,229
Series 2018-114, Class IO	0.591	04-16-60	601,213	23,271
Series 2018-158, Class IO	0.791	05-16-61	1,194,514	66,815
Series 2018-35, Class IO	0.543	03-16-60	1,482,156	49,331
Series 2018-43, Class IO	0.434	05-16-60	1,999,822	59,265
Series 2018-69, Class IO (B)	0.606	04-16-60	612,706	26,810
Series 2018-9, Class IO	0.443	01-16-60	1,166,378	35,088
Series 2019-131, Class IO	0.803	07-16-61	903,086	50,220
Series 2020-100, Class IO	0.785	05-16-62	1,057,264	61,688
Series 2020-108, Class IO	0.847	06-16-62	1,183,162	67,078
Series 2020-114, Class IO	0.801	09-16-62	2,524,658	142,121
Series 2020-118, Class IO	0.883	06-16-62	1,822,804	106,372
Series 2020-119, Class IO	0.606	08-16-62	1,011,481	46,368
Series 2020-120, Class IO	0.768	05-16-62	566,612	32,635
Series 2020-137, Class IO	0.797	09-16-62	2,909,398	164,325
Series 2020-150, Class IO	0.964	12-16-62	1,618,895	105,126
Series 2020-170, Class IO	0.835	11-16-62	2,175,029	136,299
Series 2021-203, Class IO	0.870	07-16-63	1,740,336	110,723
Series 2021-3, Class IO	0.869	09-16-62	2,789,815	173,711
Series 2021-40, Class IO (B)	0.822	02-16-63	677,784	40,853
Series 2022-150, Class IO	0.822	06-16-64	252,375	15,095
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	28

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2022-17, Class IO (B)	0.802	06-16-64	1,467,616	$85,206
Series 2022-181, Class IO	0.718	07-16-64	779,139	49,481
Series 2022-21, Class IO (B)	0.784	10-16-63	644,567	37,269
Series 2022-53, Class IO	0.710	06-16-64	2,439,326	117,365

Series 2023-197, Class IO	1.317	09-16-65	512,012	44,222
Asset backed securities 9.7% (5.9% of Total investments)				$13,629,759
(Cost $13,694,532)
Asset backed securities 9.7%				13,629,759
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (C)	3.199	12-29-30	82,045	80,320
Aligned Data Centers Issuer LLC
Series 2023-2A, Class A2 (C)	6.500	11-16-48	164,000	168,079
Ally Auto Receivables Trust
Series 2022-3, Class A4	5.070	10-16-28	500,000	502,503
American Express Credit Account Master Trust
Series 2023-4, Class A	5.150	09-15-30	670,000	684,689
Aqua Finance Trust
Series 2021-A, Class A (C)	1.540	07-17-46	66,108	60,346
ARI Fleet Lease Trust
Series 2023-B, Class A2 (C)	6.050	07-15-32	375,817	379,583
Avis Budget Rental Car Funding AESOP LLC
Series 2023-1A, Class A (C)	5.250	04-20-29	580,000	582,995
Carmax Auto Owner Trust
Series 2023-3, Class A4	5.260	02-15-29	100,000	101,213
Chesapeake Funding II LLC
Series 2023-2A, Class A1 (C)	6.160	10-15-35	515,954	522,191
CLI Funding VIII LLC
Series 2023-1A, Class A (C)	6.310	06-18-48	418,227	420,154
Compass Datacenters Issuer II LLC
Series 2024-1A, Class A1 (C)	5.250	02-25-49	160,000	158,696
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	14,735	6,530
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2 (C)	4.300	04-20-48	262,000	251,525
Series 2024-2A, Class A2 (C)	4.500	05-20-49	243,000	232,063
DB Master Finance LLC
Series 2017-1A, Class A2II (C)	4.030	11-20-47	158,950	153,884
Dell Equipment Finance Trust
Series 2023-2, Class A3 (C)	5.650	01-22-29	400,000	402,670
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (C)	3.475	04-15-49	80,000	73,691
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (C)	4.118	07-25-47	273,540	266,172
Ford Credit Auto Lease Trust
Series 2023-B, Class A4	5.870	01-15-27	175,000	176,908
Ford Credit Auto Owner Trust
Series 2022-D, Class A3	5.270	05-17-27	398,798	400,157
Series 2023-2, Class A (C)	5.280	02-15-36	512,000	521,886
Frontier Issuer LLC
29	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2024-1, Class C (C)	11.160	06-20-54	81,000	$90,624
GM Financial Consumer Automobile Receivables Trust
Series 2023-1, Class A4	4.590	07-17-28	290,000	290,448
GM Financial Revolving Receivables Trust
Series 2024-1, Class A (C)	4.980	12-11-36	127,000	128,005
GMF Floorplan Owner Revolving Trust
Series 2023-2, Class A (C)	5.340	06-15-30	675,000	687,887
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (C)	3.208	01-22-29	115,605	112,999
Series 2021-1A, Class A2 (C)	2.773	04-20-29	175,021	170,513
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (C)	3.939	02-01-62	245,000	235,367
Hotwire Funding LLC
Series 2024-1A, Class A2 (C)	5.893	06-20-54	51,000	51,635
Invitation Homes Trust
Series 2024-SFR1, Class A (C)	4.000	09-17-41	244,581	232,994
Mercedes-Benz Auto Receivables Trust
Series 2022-1, Class A4	5.250	02-15-29	500,000	504,928
Series 2023-1, Class A4	4.310	04-16-29	290,000	287,645
MetroNet Infrastructure Issuer LLC
Series 2023-1A, Class A2 (C)	6.560	04-20-53	170,000	174,518
MVW LLC
Series 2020-1A, Class D (C)	7.140	10-20-37	568,482	562,009
Neighborly Issuer LLC
Series 2021-1A, Class A2 (C)	3.584	04-30-51	459,340	421,156
Series 2022-1A, Class A2 (C)	3.695	01-30-52	207,143	186,779
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class B1 (C)	2.410	10-20-61	162,000	143,429
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A (C)	3.104	07-25-26	31,327	30,112
PFS Financing Corp.
Series 2023-B, Class A (C)	5.270	05-15-28	335,000	337,427
Retained Vantage Data Centers Issuer LLC
Series 2023-1A, Class A2A (C)	5.000	09-15-48	275,000	270,435
SCF Equipment Leasing LLC
Series 2022-2A, Class A3 (C)	6.500	10-21-30	525,028	531,373
SERVPRO Master Issuer LLC
Series 2024-1A, Class A2 (C)	6.174	01-25-54	103,220	104,355
Sesac Finance LLC
Series 2019-1, Class A2 (C)	5.216	07-25-49	342,995	339,159
SMB Private Education Loan Trust
Series 2024-A, Class A1A (C)	5.240	03-15-56	193,512	194,300
Series 2024-E, Class A1A (C)	5.090	10-16-56	172,224	171,694
Sonic Capital LLC
Series 2020-1A, Class A2I (C)	3.845	01-20-50	303,792	291,956
Subway Funding LLC
Series 2024-1A, Class A2I (C)	6.028	07-30-54	112,718	113,522
Series 2024-1A, Class A2II (C)	6.268	07-30-54	100,748	101,784
Series 2024-3A, Class A23 (C)	5.914	07-30-54	244,000	238,168
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	30

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Sunbird Engine Finance LLC
Series 2020-1A, Class A (C)	3.671	02-15-45	143,766	$137,050
Switch ABS Issuer LLC
Series 2024-2A, Class A2 (C)	5.436	06-25-54	70,000	69,790
VR Funding LLC
Series 2020-1A, Class A (C)	2.790	11-15-50	202,296	185,409
Willis Engine Structured Trust V
Series 2020-A, Class A (C)	3.228	03-15-45	93,096	86,034

	Shares	Value
Common stocks 0.0% (0.0% of Total investments)		$20,054
(Cost $188,233)
Energy 0.0%		20,054
Oil, gas and consumable fuels 0.0%

Altera Infrastructure LP (I)	743	20,054
Preferred securities 0.3% (0.2% of Total investments)		$356,976
(Cost $394,505)
Communication services 0.1%		119,879
Wireless telecommunication services 0.1%
Telephone & Data Systems, Inc., 6.625% (B)	5,825	119,879
Financials 0.2%		237,097
Banks 0.2%
Wells Fargo & Company, 7.500%	192	237,097

	Yield (%)	Shares	Value
Short-term investments 4.7% (2.9% of Total investments)			$6,683,622
(Cost $6,683,471)
Short-term funds 4.7%			6,683,622
John Hancock Collateral Trust (J)	4.6622(K)	668,155	6,683,622

Total investments (Cost $237,279,838) 163.4%	$230,614,164
Other assets and liabilities, net (63.4%)	(89,501,552)
Total net assets 100.0%	$141,112,612

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
SOFR	Secured Overnight Financing Rate
31	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(A)	All or a portion of this security is on loan as of 10-31-24, and is a component of the fund’s leverage under the Liquidity Agreement. The value of securities on loan amounted to $20,779,259.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-24 was $107,811,821.
(C)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $53,422,187 or 37.9% of the fund’s net assets as of 10-31-24.
(D)	Security purchased or sold on a when-issued or delayed delivery basis.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Non-income producing security.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(K)	The rate shown is the annualized seven-day yield as of 10-31-24.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	32

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	25,000,000	USD	Fixed 4.191%	USD SOFR Compounded OIS(a)	Annual	Quarterly	Jun 2026	—	$(340,201)	$(340,201)
Centrally cleared	25,000,000	USD	Fixed 3.908%	USD SOFR Compounded OIS(a)	Annual	Quarterly	Jan 2027	—	(741,374)	(741,374)
								—	$(1,081,575)	$(1,081,575)

(a)	At 10-31-24, the overnight SOFR was 4.900%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 10-31-24, the aggregate cost of investments for federal income tax purposes was $236,880,594. Net unrealized depreciation aggregated to $7,348,005, of which $1,981,360 related to gross unrealized appreciation and $9,329,365 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
33	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-24

Assets
Unaffiliated investments, at value (Cost $230,596,367)	$223,930,542
Affiliated investments, at value (Cost $6,683,471)	6,683,622
Total investments, at value (Cost $237,279,838)	230,614,164
Receivable for centrally cleared swaps	684,743
Cash	17,475
Dividends and interest receivable	1,894,027
Receivable for investments sold	757,575
Other assets	17,806
Total assets	233,985,790
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	953,036
Payable for delayed delivery securities purchased	75,000
Interest payable	434,765
Payable to affiliates
Accounting and legal services fees	6,799
Trustees’ fees	267
Other liabilities and accrued expenses	103,311
Total liabilities	92,873,178
Net assets	$141,112,612
Net assets consist of
Paid-in capital	$175,067,707
Total distributable earnings (loss)	(33,955,095)
Net assets	$141,112,612

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$12.12
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	34

STATEMENT OF OPERATIONS For the year ended 10-31-24

Investment income
Interest	$11,961,733
Dividends from affiliated investments	122,884
Dividends	36,322
Less foreign taxes withheld	(1,703)
Total investment income	12,119,236
Expenses
Investment management fees	1,271,482
Interest expense	5,534,276
Accounting and legal services fees	26,519
Transfer agent fees	56,601
Trustees’ fees	41,168
Custodian fees	29,082
Printing and postage	33,207
Professional fees	68,766
Stock exchange listing fees	23,764
Other	10,632
Total expenses	7,095,497
Less expense reductions	(19,607)
Net expenses	7,075,890
Net investment income	5,043,346
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,954,448)
Affiliated investments	2,192
Swap contracts	1,295,638
(1,656,618)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	16,704,046
Affiliated investments	216
Swap contracts	(1,179,752)
15,524,510
Net realized and unrealized gain	13,867,892
Increase in net assets from operations	$18,911,238
35	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-24	Year ended 10-31-23
Increase (decrease) in net assets
From operations
Net investment income	$5,043,346	$4,268,263
Net realized loss	(1,656,618)	(13,961,282)
Change in net unrealized appreciation (depreciation)	15,524,510	9,966,308
Increase in net assets resulting from operations	18,911,238	273,289
Distributions to shareholders
From earnings	(5,430,804)	(4,826,346)
Total distributions	(5,430,804)	(4,826,346)
Total increase (decrease)	13,480,434	(4,553,057)
Net assets
Beginning of year	127,632,178	132,185,235
End of year	$141,112,612	$127,632,178
Share activity
Shares outstanding
Beginning of year	11,646,585	11,646,585
End of year	11,646,585	11,646,585
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	36

STATEMENT OF CASH FLOWS For the year ended 10-31-24

Cash flows from operating activities
Net increase in net assets from operations	$18,911,238
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(163,563,520)
Long-term investments sold	167,041,074
Net purchases and sales of short-term investments	301,880
Net amortization of premium (discount)	266,093
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	(211,540)
Dividends and interest receivable	(193,382)
Receivable for investments sold	2,116,022
Receivable for delayed delivery securities sold	4,880,118
Other assets	(2,873)
Increase (Decrease) in liabilities:
Payable for investments purchased	(3,468,028)
Payable for delayed delivery securities purchased	(6,898,314)
Interest payable	(38,524)
Payable to affiliates	(2,363)
Other liabilities and accrued expenses	6,298
Net change in unrealized (appreciation) depreciation on:
Investments	(16,704,262)
Net realized (gain) loss on:
Investments	2,971,799
Net cash provided by operating activities	$5,411,716
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(5,430,804)
Net cash used in financing activities	$(5,430,804)
Net decrease in cash	$(19,088)
Cash at beginning of year	$36,563
Cash at end of year	$17,475
Supplemental disclosure of cash flow information:
Cash paid for interest	$(5,572,800)
37	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	10-31-24	10-31-23	10-31-22	10-31-21	10-31-20
Per share operating performance
Net asset value, beginning of period	$10.96	$11.35	$15.90	$15.95	$15.57
Net investment income[1]	0.43	0.37	0.56	0.71	0.65
Net realized and unrealized gain (loss) on investments	1.20	(0.35)	(4.19)	0.12	0.48
Total from investment operations	1.63	0.02	(3.63)	0.83	1.13
Less distributions
From net investment income	(0.47)	(0.41)	(0.70)	(0.84)	(0.75)
From net realized gain	—	—	(0.22)	(0.04)	—
Total distributions	(0.47)	(0.41)	(0.92)	(0.88)	(0.75)
Net asset value, end of period	$12.12	$10.96	$11.35	$15.90	$15.95
Per share market value, end of period	$11.40	$9.80	$10.48	$15.46	$15.44
Total return at net asset value (%)[2,3]	15.30	0.35	(23.60)	5.36	7.78
Total return at market value (%)[2]	21.28	(2.82)	(27.45)	5.83	11.42
Ratios and supplemental data
Net assets, end of period (in millions)	$141	$128	$132	$185	$186
Ratios (as a percentage of average net assets):
Expenses before reductions	5.07	4.90	2.10	1.30	1.67
Expenses including reductions[4]	5.06	4.89	2.08	1.29	1.66
Net investment income	3.61	3.12	4.13	4.42	4.15
Portfolio turnover (%)	72	148	101	60	66
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$91	$91
Asset coverage per $1,000 of debt[5]	$2,546	$2,398	$2,448	$3,028	$3,035

[1]	Based on average daily shares outstanding.
[2]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expenses including reductions excluding interest expense were 1.10%, 1.17%, 1.01%, 0.94%, 0.95% and 0.98% for the periods ended 10-31-24, 10-31-23, 10-31-22, 10-30-21, 10-31-20 and 10-31-19, respectively.
[5]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Income Securities Trust	38

Notes to financial statements
Note 1—Organization
John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
39	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2024, by major security category or type:
	Total value at 10-31-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$99,013,773	—	$99,013,773	—
Corporate bonds	97,004,647	—	97,004,647	—
Municipal bonds	131,196	—	131,196	—
Term loans	81,017	—	81,017	—
Collateralized mortgage obligations	13,693,120	—	13,693,120	—
Asset backed securities	13,629,759	—	13,629,759	—
Common stocks	20,054	—	20,054	—
Preferred securities	356,976	$356,976	—	—
Short-term investments	6,683,622	6,683,622	—	—
Total investments in securities	$230,614,164	$7,040,598	$223,573,566	—
Derivatives:
Liabilities
Swap contracts	$(1,081,575)	—	$(1,081,575)	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2024, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
When-issued/delayed-delivery securities. The fund may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Mortgage and asset-backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	40

involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g., FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial
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transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2024, the fund has a short-term capital loss carryforward of $6,656,290 and a long-term capital loss carryforward of $21,192,400 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2024, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2024 and 2023 was as follows:
	October 31, 2024	October 31, 2023
Ordinary income	$5,430,804	$4,826,346
As of October 31, 2024, the components of distributable earnings on a tax basis consisted of $1,241,600 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
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Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended October 31, 2024, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging from $25.0 million to $50.0 million, as measured at each quarter end.
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[1]	Interest rate swaps	—	$(1,081,575)

[1]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
43	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2024:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$1,295,638
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2024:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$(1,179,752)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (LA) (see Note 8), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2024, this waiver amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $19,607 for the year ended October 31, 2024.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2024, were equivalent to a net annual effective rate of 0.54% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended October 31, 2024, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2024 and December 31, 2024, up to 10% of its outstanding common shares as of December 31, 2023. The share repurchase plan will remain in effect between January 1, 2024 and December 31, 2024.
During the years ended October 31, 2024 and 2023, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
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Note 8—Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91.3 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2024 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of October 31, 2024, the LA balance of $91,300,000 was comprised of $69,909,315 from the line of credit and $21,390,685 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2024, the fund had an aggregate balance of $91,300,000 at an interest rate of 5.53%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2024, the average balance of the LA and the effective average interest rate were $91,300,000 and 6.06%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $72,307,275 and $62,518,361, respectively, for the year ended October 31, 2024. Purchases and sales of U.S. Treasury obligations aggregated $91,256,245 and $104,522,713, respectively, for the year ended October 31, 2024.
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Note 10—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	668,155	$6,983,095	$59,442,877	$(59,744,758)	$2,192	$216	$122,884	—	$6,683,622
47	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Income Securities Trust (the “Fund”) as of October 31, 2024, the related statements of operations and cash flows for the year ended October 31, 2024, the statements of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, transfer agent, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2024.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2024 Form 1099-DIV in early 2025. This will reflect the tax character of all distributions paid in calendar year 2024.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
49	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to generate a high level of current income consistent with prudent investment risk.
Principal Investment Strategies
Under normal circumstances the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. Not more than 20% of the Fund’s total assets will consist of such preferred securities and common stocks believed by the Fund to provide a sufficiently high yield to attain the Fund’s investment objective. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper.
The Fund will invest at least 75% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (Moody’s) or “BBB” by Standard & Poor’s Global Ratings Inc. (S&P)), or in unrated securities determined by the Fund’s investment advisor or subadvisor to be of comparable credit quality. The Fund can invest up to 25% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P), or in unrated securities determined by the Fund’s advisor or subadvisor to be of comparable quality.
Although the Fund will focus on securities of U.S. issuers, the Fund may invest in securities of corporate and governmental issuers located outside the United States that are payable in U.S. dollars, including emerging markets. The Fund may also invest in mortgage-backed and asset-backed securities, including collateralized mortgage obligations. In addition, the Fund may invest in repurchase agreements.
The Fund may also invest in derivatives such as swaps and reverse repurchase agreements. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The Fund utilizes a liquidity agreement to increase its assets available for investments, and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. The Fund may also invest up to 20% of its total assets in illiquid securities.
The Advisor may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
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Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging Markets risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments.  In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation. Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: swaps and
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reverse repurchase agreements. Swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 —Leverage risk” above.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
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ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended October 31, 2024, distributions from net investment income totaling $0.4663 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
December 29, 2023	$0.1277
March 28, 2024	0.1095
June 28, 2024	0.1159
September 30, 2024	0.1132
Total	$0.4663
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage
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trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 24-27, 2024 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 27-May 30, 2024. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 24-27, 2024, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
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Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, five- and ten-year periods ended December 31, 2023, and underperformed for the three-year period. The Board also reviewed comparisons of the fund’s performance to the peer group, but noted the limited size of the peer group. The Board also took into account the fund’s favorable performance relative to its benchmark index for the one-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
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The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees for the fund are equal to the peer group median and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
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Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
59	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund’s benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	60

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	185
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
William K. Bacic,[2,3] Born: 1956	2024	179
Trustee
Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978-retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).
James R. Boyle, Born: 1959	2015	179
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[4] Born: 1944	2005	182
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
61	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Noni L. Ellison, Born: 1971	2022	179
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	185
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	179
Trustee
Vice President, Netflix, Inc. (2019-2024); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2008	182
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	62

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2005	179
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[4] Born: 1960	2020	179
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Thomas R. Wright,[2] Born: 1961	2024	179
Trustee
Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co. (1998-2004, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2024).

Non-Independent Trustees[5]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	182
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
63	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Non-Independent Trustees[5] (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Paul Lorentz, Born: 1968	2022	179
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, U.S. and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Fernando A. Silva, Born: 1977	2024
Chief Financial Officer
Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2024).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	64

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Appointed to serve as Trustee effective August 1, 2024.
[3]	Member of the Audit Committee as of September 24, 2024.
[4]	Member of the Audit Committee.
[5]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

65	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
William K. Bacic#,π
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Thomas R. Wright#
Officers
Kristie M. Feinberg
President
Fernando A. Silva‡
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: JHS

† Non-Independent Trustee
# Appointed to serve as Trustee effective August 1, 2024.
π Member of the Audit Committee as of September 24, 2024.
* Member of the Audit Committee
‡ Effective July 1, 2024.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	66

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John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF3988715	P6A 10/24
12/24

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2024, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $58,248 and $55,552 for the fiscal years ended October 31, 2024 and October 31, 2023, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and and a software licensing fee. Amounts billed to the registrant were $0 and $12 for fiscal years ended October 31, 2024 and October 31, 2023, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $4,382 and $5,253 for the fiscal years ended October 31, 2024 and October 31, 2023, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $369 and $0 for the fiscal years ended October 31, 2024 and October 31, 2023, respectively. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit- related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

Audit-Related Fees, Tax Fees and All Other Fees

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended October 31, 2024, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,027,920 for the fiscal year ended October 31, 2024 and $1,354,703 for the fiscal year ended October 31, 2023.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

William K. Bacic - Member of the Audit Committee as of August 1, 2024.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management (US) LLC (“Manulife IM (US)”) portfolio managers

Below is a list of the Manulife Investment Management (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager Manulife Investment Management (US) LLC since 2012

Managing Director, Manulife Investment Management (US) LLC (2005–2012) Second Vice President, John Hancock Investment Management, LLC (1993–2005) Began business career in 1993

Managed the Fund since 1999

Howard C. Greene, CFA

Senior Managing Director and Senior Portfolio Manager

Manulife Investment Management (US) LLC since 2005

Began business career in 1979

Managed the Fund since 2005

Connor Minnaar, CFA

Senior Director and Associate Portfolio Manager

Joined Manulife IM (US) in 2006

Began business career in 2002

Managed fund since 2022

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Jeffrey N.	17	42,625	36	7,699	31	16,565
Given, CFA
Howard C.	15	41,428	35	7,699	31	16,565
Greene,
CFA
Connor	20	46,466	35	7,254	31	16,565
Minnaar,
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: 0

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance- based fee with respect to any of the accounts managed by the portfolio managers.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Incentives. Only investment professionals are eligible to participate in the short-and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe.

Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to client assets under management, investment performance, and firm metrics.

Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2024, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of Beneficial
Portfolio Manager	Ownership in the Fund
Jeffrey N. Given, CFA	$1-$10,000

Howard C. Greene, CFA	$1-$10,000

Connor Minnaar, CFA	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

REGISTRANT PURCHASES OF EQUITY SECURITIES

		Average	Total number of	Maximum number of
	Total number of		shares purchased as	shares that may yet
		price per	part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans*
Nov-23	-	-	-	1,164,659
Dec-23	-	-	-	1,164,659
Jan-24	-	-	-	1,164,659
Feb-24	-	-	-	1,164,659
Mar-24	-	-	-	1,164,659
Apr-24	-	-	-	1,164,659
May-24	-	-	-	1,164,659
Jun-24	-	-	-	1,164,659
Jul-24	-	-	-	1,164,659
Aug-24	-	-	-	1,164,659
Sep-24	-	-	-	1,164,659
Oct-24	-	-	-	1,164,659
Total	-	-

*On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2023. The current share repurchase plan will remain in effect between January 1, 2024 to December 31, 2024.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements o f the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President, Principal Executive
Officer
Date:	December 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President, Principal Executive
Officer
Date:	December 16, 2024
By:	/s/ Fernando A. Silva
---------------------------
Fernando A. Silva
Chief Financial Officer, Principal
Financial Officer
Date:	December 16, 2024